EXHIBIT 99.2


                                                           [PRICELINE LOGO]

PRICELINE.COM  - 2000 THIRD QUARTER FINANCIAL DATA SUPPLEMENT

                                                                 PAGE NUMBER
PRICELINE.COM FINANCIALS

   Pro Forma Condensed Statement of Operations                         1

   Condensed Balance Sheet                                             2



OFFER AND CUSTOMER ACTIVITY                                            3

PRODUCT DETAIL

   Air                                                                 4

   Hotels                                                              5

   Rental Cars                                                         6






THIS SUPPLEMENT IS UNAUDITED AND INTENDED AS A SUPPLEMENT TO, AND SHOULD BE READ IN CONJUNCTION WITH, THE COMPANY'S AUDITED FINANCIAL STATEMENTS AND THE NOTES THERETO FILED WITH THE SEC ON FORM 10-K AND QUARTERLY FINANCIAL STATEMENTS FILED WITH THE SEC ON FORMS 10-Q. CERTAIN DATA HAVE BEEN RECLASSIFIED IN ORDER TO CONFORM HISTORICAL INFORMATION IN A MANNER CONSISTENT WITH CURRENT PRESENTATION AND HAS NOT BEEN AUDITED IN THIS FORM. CERTAIN PRESENTATIONS WITHIN THIS SUPPLEMENT ARE NOT CONSISTENT WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

PRICELINE.COM INC.
-----------------------------------------------------------------------------------------------------------------------------------
Pro Forma Condensed Statement of Operations
In thousands, except per share amounts
(Unaudited)                                                                                                                 9 MOS.
                                                                                                                              2000
Income Statement Analysis                                                                     3Q00 VS.  9 mos.      9 mos.     VS.
-------------------------      1Q99     2Q99      3Q99     4Q99     1Q00      2Q00    3Q00    3Q99     1999         2000      1999
                              -------- -------- -------- -------  --------- -------- -------- ------  ---------    --------  -----

Revenues                      $49,411  $111,564 $152,222 $169,213 $313,798  $352,095   $341,334    124%   $313,197 $1,007,227  222%

Cost of Revenues
    Product costs              43,659   100,664  133,628  145,104  264,771   296,919    286,899    115%    277,951    848,589  205%
                              -------- -------- -------- --------  -------  --------    --------          --------   --------
Total Cost of Revenues         43,659   100,664  133,628  145,104  264,771   296,919    286,899    115%    277,951    848,589  205%

    Gross Profit              $ 5,752  $ 10,900  $18,594  $24,109  $49,027   $55,176    $54,435    193%    $35,246   $158,638  350%
                              -------- -------- -------- --------  -------  --------    --------          --------   --------

Expenses:
 Advertising                   11,796     8,980    9,504   10,404   20,339    13,826     14,175     49%     30,280     48,340   60%
 Sales and Marketing            5,342     8,753   11,909   12,889   20,110    23,791     21,394     80%     26,004     65,295  151%
 General and Administrative     3,667     5,503    6,843    9,784   12,704    15,222     11,934     74%     16,013     39,860  149%
 Systems and Business
  Development                   2,184     3,469    4,593    3,777    5,868     6,695     11,420    149%     10,246     23,983  134%
                              -------- -------- -------- --------  -------  --------    --------          --------   --------

 Total Operating Expenses     $22,989  $ 26,705  $32,849  $36,854  $59,021   $59,534    $58,923     79%    $82,543   $177,478  115%

Operating Loss               ($17,237) ($15,805)($14,255)($12,745) ($9,994)  ($4,358)   ($4,488)   -69%   ($47,297)  ($18,840) -60%

Interest Income                   458     1,929    2,356    2,757    2,715     2,725      2,264     -4%      4,743      7,704   62%
                              -------- -------- -------- --------  -------  --------    --------          --------   --------

Net Loss                     ($16,779) ($13,876) ($11,899)($9,988) ($7,279)  ($1,633)   ($2,224)    -81%   ($42,554) ($11,136) -74%
                             ========= ========= ========= ======= ========  ========   ========          ========   ========

Pro Forma Net Loss             ($0.18)   ($0.10)   ($0.08) ($0.06)  ($0.04)   ($0.01)    ($0.01)    88%     ($0.30)    ($0.07) -78%
 per Share                   ========= ========= ========= ======== ======== ========  ========          ========   ========

Recurring Supplier Warrants      (381)     (381)     (381)   (381)    (381)     (381)      (381)     0%     (1,143)    (1,143)   0%

One-Time Supplier Warrant           0         0   (88,389)(1,099,443)    0         0           0  -100%   (88,389)          0 -100%
 Costs

 Other Expense                      0         0         0    (380)       0         0           0      -          -          0

 Option Payroll Taxes               0         0    (1,547)   (265)  (5,907)   (2,507)       (349)  -77%    (1,547)     (8,763) 466%

 Preferred Stock Dividend           0         0         0       0        0    (7,191)     (7,191)     -          -    (14,382)    -

 WebHouse Club Warrants             0         0         0  189,000       0         0    (189,000)     -          -   (189,000)    -

 Gain on Sale of Stock              0         0         0       0        0         0          32      -          -         32     -

 Accretion on Preferred        (8,354)        0         0       0        0         0           0      -     (8,354)         0 -100%
                              -------- --------  --------  --------  ------- --------   --------          --------   --------

Net Loss                     ($25,514) ($14,257)($102,216)($921,457)($13,567)($11,712)($199,113)    95%  ($141,987) ($224,392)  58%

Net Loss Applicable to         ($0.27)   ($0.10)   ($0.71)  ($5.91)  ( $0.08)  ($0.07)   ($1.19)    68%     ($1.02)    ($1.35)  32%
Common Shareholders

Weighted average common        94,939   142,320   144,501   156,032  166,467  165,399   167,059     16%    139,817    166,389   19%
  shares
Common Shares Outstanding,    142,320   142,320   146,427   163,867  170,162  166,549   167,806     15%    142,320    167,806   18%
  end of period

-----------------------------------------------------------------------------------------------------------------------------------


GROSS MARGIN                    11.6%      9.8%     12.2%     14.2%    15.6%    15.7%     15.9%              11.3%      15.7%




priceline.com Inc.
------------------------------------------------------------------------------------------------------------------------
Condensed Balance Sheet
In thousands
(Unaudited)




ASSETS                                3/31/99     6/30/99     9/30/99     12/31/99     3/31/00     6/30/00     9/30/00
                                      ---------   ---------   ---------   ---------    --------    ---------   --------

CURRENT ASSETS:
 Cash and cash equivalents             $30,594    $142,803    $115,470    $133,172     $125,855     $95,434    $104,501
 Short term investments                      -       9,307      77,446      38,771      23,625       43,273      26,122
 Proceeds receivable from
  sale of common stock                 149,040           -           -           -           -            -           -
 Accounts receivable, net of
  allowance for uncollectible
  accounts                               9,916      22,684      27,486      21,289      52,751       38,993      24,199
 Related party receivable                1,274       1,384       3,371         508         108        3,771       5,532
 Prepaid expenses and other
  current assets                         6,565       7,339      10,463      17,999      15,782       27,182      20,755
                                      ---------   ---------   ---------   ---------    --------    ---------   ---------
      Total current assets            $197,389    $183,517    $234,236    $211,739     $218,121    $208,653    $181,109

PROPERTY AND EQUIPMENT - net            10,010      15,311      20,611      28,006      37,130       41,592      46,257
RELATED PARTY RECEIVABLE                     -       4,375       9,113       8,838      13,404       15,789      15,089
WARRANTS TO PURCHASE COMMON
  STOCK OF LICENSEES                         -           -           -     189,000     189,000      192,250       3,250
OTHER ASSETS                             2,340       1,592       3,105       4,303      25,062       34,554      39,868
                                      ---------   ---------   ---------   ---------    --------    ---------   ---------
 TOTAL ASSETS                         $ 209,739   $ 204,795   $ 267,065   $ 441,886    $ 482,717   $ 492,838   $ 285,573
                                      =========   =========   =========   =========    ========    =========   =========

LIABILITIES AND SOTCKHOLDERS'
EQUITY

CURRENT LIABILITIES:
 Accounts payable                      $13,052     $26,934     $32,874     $24,302     $59,411      $73,292     $59,447
 Preferred stock dididends payable           -           -           -           -           -        7,191      14,382
 Accrued expenses                        8,913       6,404      10,177      13,695      13,766       15,998      17,324
 Other current liabilities                 135         136         651       1,253       4,280        4,454       3,739
                                      ---------   ---------   ---------   ---------    --------    ---------   ---------
      Total current liabilities        $22,100     $33,474     $43,702     $39,250     $77,457     $100,935     $94,892

 LONG-TERM DEBT - net                      990           -           -           -           -            -           -

 Capital lease obligations                  19          12           5           -           -            -           -
                                      ---------   ---------   ---------   ---------    --------    ---------   ---------

      Total liabilities                $23,109     $33,486     $43,707     $39,250     $77,457     $100,935     $94,892
                                      ---------   ---------   ---------   ---------    --------    ---------   ---------

MANDATORILY REDEEMABLE CONVERTIBLE
  PREFERRED STOCK                            -           -           -           -           -      359,580     359,580
                                      ---------   ---------   ---------   ---------    --------    ---------   ---------

STOCKHOLDERS' EQUITY
 Preferred stock                             -           -           -           -           -            -           -
 Common stock                            1,139       1,139       1,171       1,311       1,361        1,380       1,390
 Treasury stock                              -           -           -           -           -     (359,580)   (359,580)
 Additional paid-in capital            327,945     326,881     481,113    1,581,708    1,591,880   1,593,961   1,595,228
 Accumulated other
   comprehensive income                      -           -           -           -       5,969        2,224      (1,162)
 Accumulated deficit                  (142,454)   (156,711)   (258,926)   (1,180,383)  (1,193,950) (1,205,662) (1,404,775)
                                      ---------   ---------   ---------   ---------    --------    ---------   ---------
      Total stockholders' equity       186,630     171,309     223,358     402,636     405,260       32,323    (168,899)
                                      ---------   ---------   ---------   ---------    --------    ---------   ---------

 TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY               $209,739    $204,795    $267,065    $441,886     $482,717    $492,838    $285,573
                                      =========   =========   =========   =========    ========    =========   =========


PRICELINE.COM INC.
----------------------------------------------------------------------------------------------------------------------------------
Offer and Customer Activity

                                                                                                                            9 mos.
                                                                                                                            2000
                                                                                                                            vs.
                                                                                    3Q00 vs.           9 mos.     9 mos.    9 mos.
Unique Offers:       1Q99       2Q99       3Q99      4Q99       1Q00       2Q00       3Q00     3Q99     1999       2000     1999
--------------    ---------  ---------  ---------  ---------  --------  ----------  ---------  ----  ---------  ---------   ------
New Customer
 Offers             500,156    748,454    908,201    892,029  1,504,685  1,509,416  1,344,025   48%  2,156,811  4,358,126     102%
Repeat Customer
 Offers             150,305    258,702    408,393    475,699    833,388    964,350  1,417,840  247%    817,400  3,215,578     293%
   Total Unique
    Offers          650,461  1,007,156  1,316,594  1,367,728  2,338,073  2,473,766  2,761,865  110%  2,974,211  7,573,704     155%

Repeat customer
 offers/              23.1%      25.7%      31.0%      34.8%      35.6%      39.0%      51.3%
 total unique
 offers

Customers
New Customers       500,156    748,454    908,201    892,029  1,504,685  1,509,416  1,344,025   48%  2,156,811  4,358,126     102%

Cumulative
 Customers        1,203,988  1,952,442  2,860,643  3,752,672  5,257,357  6,766,773  8,110,798  184%


PRICELINE.COM INC.
----------------------------------------------------------------------------------------------------------------------------------
Air

                                                                                                                          9 MOS.
                                                                                                                          2000
                                                                                                                           VS.
                                                                                  3Q00 VS.           9 MOS.      9 MOS.   9 MOS.
                      1Q99     2Q99      3Q99       4Q99       1Q00       2Q00      3Q00     3Q99     1999        2000    1999
                    -------  -------  ---------  ---------  ---------  ---------  ---------  -----  ---------  ---------  ------
Tickets Sold        186,521  440,339    623,848    707,343  1,250,416  1,288,592  1,290,096   107%  1,250,708  3,829,104    206%

Net Unique Offers   570,947  822,887  1,077,111  1,129,711  1,820,918  1,753,273  1,756,236    63%  2,470,945  5,330,427    116%
Offers Booked       108,917  280,471    397,355    442,089    801,204    869,408    886,135   123%    786,743  2,556,747    225%
Bind Rate             19.1%    34.1%       36.9%     39.1%      44.0%      49.6%      50.5%             31.8%     48.0%

bind rate = offers booked/net unique offers


Air product was launched on April 6, 1998


PRICELINE.COM INC.
--------------------------------------------------------------------------------------------------------------------------------
Hotels

                                                                                  3Q00                             9 mos. 2000
                                                                                   vs.                                   vs.
                     1Q99     2Q99     3Q99     4Q99    1Q00     2Q00     3Q00    3Q99   9 mos. 1999  9 mos. 2000  9 mos. 1999
                    ------  -------  -------  -------  -------  -------  -------  -----  -----------  -----------  -------------
Room Nights Sold    45,580   92,134  179,508  192,795  409,514  432,463  526,450   193%      317,222    1,368,427           331%

Net Unique Offers   68,740  168,543  220,613  208,991  383,708  431,249  511,396   132%      457,896    1,326,353           190%
Offers Booked       15,717   36,854   78,047   83,824  180,343  195,517  244,655   213%      130,618      620,515           375%
Bind Rate            22.9%    21.9%    35.4%    40.1%    47.0%    45.3%    47.8%               28.5%        46.8%

bind rate = offers booked/net unique offers


Hotel product was launched on October 28, 1998


PRICELINE.COM INC.
----------------------------------------------------------------------------------------------------------------------------
Rental Cars

                                                                              3Q00                               9 MOS. 2000
                                                                               VS.                                    VS.
                    1Q99   2Q99   3Q99   4Q99    1Q00       2Q00     3Q00     3Q99   9 mos. 1999   9 mos. 2000   9 mos. 1999
                    ----   ----   ----   ----   -------   -------   -------   ----   -----------   -----------   -----------
Days Sold              -      -      -      -   229,998   429,622   579,866      -             -     1,239,486             -

Net Unique Offers      -      -      -      -    90,639   175,878   217,760      -             -       484,277             -
Offers Booked          -      -      -      -    37,706    70,351   107,058      -             -       215,115             -
Bind Rate              -      -      -      -     41.6%     40.0%     49.2%                    -         44.4%


bind rate = offers booked/net unique offers


RENTAL CAR PRODUCT WAS LAUNCHED ON FEBRUARY 3, 2000